W3 GROUP, INC.
                 444 MADISON AVENUE, SUITE 1710
                      NEW YORK, NY 10022




December 10, 1999


BY EDGAR
Securities and Exchange Commission
Division of Corporation and Finance
450 5th Street, NW
Washington, DC 20549

Re:  W3 Group, Inc.
     SEC File No. 000-27083
     Report on Form 8-K/A (Item 7)

Ladies and Gentlemen:

Enclosed for filing is the registrant's Form 8-K/A which files as Exhibits a copy of audited financial statements and pro forma financial information for W3 Group, Inc., a Delaware corporation acquired by the registrant, as reported in Form 8-K filed on October 15, 1999.

If there are any questions, please advise the undersigned. Thank you very much.

Sincerely yours,

/s/ Robert Gordon
Robert Gordon
Executive Vice President


                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K/A



                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                    Date of Report: October 12, 1999


                             W3 GROUP, INC,

           (Exact name of registrant as specified in its charter)


   Colorado                      33-21546-D               84-1108035
    (State or other          Commission File          (IRS Employer
             Jurisdiction of            Number)
                          Identification No.)



           444 Madison Avenue, Suite 1710, New York, NY 10022
         (Address of Principal Executive Offices)    (Zip Code)




   Registrant's telephone number, including area code: (212) 317-0060




                    Concorde Strategies Group, Inc.

       Former Name or Former Address If Changed Since Last Report

Item 1.  Change in Control of Registrant.

     (a) On September 20,, 1999 the registrant filed Articles of Share Exchange with the Colorado Secretary of State, reflecting a change in control of the registrant pursuant to the consummation as of October 1, 1999 of the Agreement and Plan of Share Exchange ("Agreement") between the registrant and W3 Group, Inc., a Delaware Corporation, dated April 21, 1999.

     Pursuant to the Agreement, which was approved by shareholders at a special meeting of shareholders on August 12, 1999, (i) the registrant has issued 3,275,000 restricted shares of Common Stock, on a post reverse split basis, in exchange for all of the outstanding stock of W3 Group, Inc.;
(ii) all outstanding shares of Common Stock were subjected to a 1 for 30 reverse split as of September 30, 1999, such that as of October 1, 1999 there were 3,401,667 shares issued and outstanding; (iii) as of October 1, 1999 the directors and officers of the registrant elected the following persons to the board of directors and to serve as officers:

Name                          Position

P. Richard Sirbu              President and the Chief Executive Officer,
                              Director

Thomas C. Hushen              Senior Vice President, Chief Operating
                              Officer, Secretary, Director

Robert Gordon                 Executive Vice President

Martin I. Saposnick           Director of Strategic Planning, and Director

Joseph J. Messina             Director

     Robert Gordon, William C. Hayde, and David Vigor resigned as Directors of the registrant; Robert Gordon, the former President of the registrant was elected Executive Vice President; and Gera Laun, the former Secretary resigned, effective October 1, 1999.

     (iv) the name of the registrant was changed to W3 Group, Inc. ; and
(v) the registrant may change its legal domicile from Colorado to Delaware at a subsequent date.

     Pursuant to the closing of the Agreement, W3 Group, Inc. has become a wholly-owned subsidiary of the registrant, and the business of the registrant shall be the acquisition and development of Internet related companies.

     The above five new officers and directors to whom the registrant issued 2,475,000 (post reverse split) shares of Common Stock had acquired the shares of W3 Group, Inc. (a Delaware corporation) which were exchanged for 2,475,000 shares of the registrant, for a total of $24,750 cash (their personal funds). The balance of 800,000 (post reverse split) shares of Common Stock were issued by the registrant to minority shareholders in exchange for 800,000 shares of W3 Group, Inc. (a Delaware corporation). None of the minority shareholders own more than 1.53 percent of the total shares outstanding.

     (b) In connection with the acquisition of W3 Group, Inc., as of October 1, 1999, three new directors were elected (Mr. Sirbu, Mr. Hushen, and Mr. Saposnick), and new shares of common stock were issued by the registrant to an entity controlled by Mr. Sirbu, and to entities controlled by Mr. Saposnick and Mr. Messina and to Mr. Hushen, and Mr. Gordon, all of whom constituted the principal shareholders of W3 Group, Inc. before the acquisition. The election of such three persons as directors, and the issue of more stock, constitutes a change in control of the registrant, even though entities controlled by Mr. Saposnick and Mr. Messina, and by Mr. Gordon individually, previously owned stock in the registrant. The percentage of issued and outstanding shares of Common Stock of the registrant owned by (i) each officer and director of the registrant and the officers and directors of the registrant as a group, are stated below. All numbers are stated on a 1 for 30 post-reverse stock split basis (approved by shareholders on August 12, 1999) which was effected on October 1, 1999.


Name and Address of
Beneficial Owner


Number of shares
of Common Stock
Owned

Percent of
Class



Sirbu Enterprises, LLLP a
Colorado Limited Liability
Limited Partnership  (1) *
   16414 Sandstone Drive
     Morrison, CO 90465

625,000
18.37%


Wilmont Holdings Corp.(2) *
     444 Madison Avenue, Suite
     1710
     New York, NY 10022

630,000
18.52%


Lomar Corp.(3) *
     444 Madison Avenue, Suite
     1710
     New York, NY 10022

625,000
18.37%


Thomas C. Hushen*
     33278 Bluebell Circle
     Evergreen, CO 80439

500,000
14.70%


Robert Gordon *
     444 Madison Avenue, Suite
     1710
     New York, NY 10022

103,667
3.04%


Dunhill Limited (4) *
   444 Madison Avenue
   New York, NY 10022
3,333
0.10%


Remsen Group, Ltd. (5) *
   21 Schermerhorn Street
   Brooklyn, NY 11201

5,000
0.15%


Ameristar Group Incorporated
(6) *
   444 Madison Avenue
   New York, NY 10022
22,500
0.66%


Officers and Directors
as a Group (5 Persons)

2,514,500
73.92%

* Officer and/or Director

(1) Sirbu Enterprises, LLLP, a Colorado Limited Liability Limited Partnership is privately owned and controlled equally by P. Richard Sirbu, Chairman and CEO, and President of the Company and his wife Karen K. Sirbu.
(2) Wilmont Holdings Corp. is a privately held corporation principally owned and controlled by Joseph J. Messina, a Director of the Company.
(3) Lomar Corp. is privately held corporation principally owned and controlled by Martin I. Saposnick, a Director of the Company.
(4) Dunhill Limited is a privately held corporation principally owned and controlled by Joseph J. Messina and Martin I. Saposnick, Directors of the Company.
(5) Remsen Group, Ltd. is a privately held corporation principally owned and controlled by Martin I. Saposnick, a Director of the Company.
(6) Ameristar Group Incorporated is a privately held corporation principally owned and controlled by Joseph J. Messina and Martin I. Saposnick, Directors of the Company.

Item 2.  Acquisition or Disposition of Assets.

   As described under Item 1, the registrant has acquired W3 Group, Inc. as a wholly owned subsidiary. The only assets acquired in connection with the transaction consist of minimal cash.

   The registrant divested itself of its sole operating subsidiary, L'Abbigliamento, Ltd., under the terms of a Termination Agreement, effective as of March 31, 1999, and previously reported on Form 10-QSB for the three months ended March 31, 1999. Pursuant to the terms of such Agreement, which was approved by shareholders on August 12, 1999, the subsidiary resumed operations as an independent company and returned to the registrant all of the Class A Preferred Shares in exchange for all of the subsidiary's capital stock held by the registrant. The former subsidiary will repay its outstanding indebtedness to the registrant in the principal amount of $158,000 in five equal monthly payments of $1,300, plus 55 monthly payments of $1,700, which payments shall be inclusive of interest at the rate of six percent per annum, to be followed by a final payment at the end of aforesaid term equal to the sum of any accrued but unpaid interest due thereon plus the entire unpaid principal amount.

Item 7.  Financial Statements and Exhibits.

   (a) and (b) Financial statements of the acquired company, W3 Group, Inc., and pro forma financial information will be filed by amendment to this Form 8-K Report before the expiration of 60 days from the date this initial Form 8-K Report was required to be filed.

   (c) Exhibits.

       The Agreement and Plan of Share Exchange(1) and Termination Agreement with L'Abbigliamento, Ltd.(2) are filed herewith.

                               SIGNATURES

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 1999              W3 GROUP, INC.
                                     By: /s/ P. Richard Sirbu
                                     P. Richard Sirbu, Chairman and CEO




                         W3 GROUP, INC.
                 (A Development Stage Enterprise)






                           AUDIT REPORT

                           June 30, 1999





















                          Janet Loss, C.P.A., P.C.
                         Certified Public Accountant
                      3525 South Tamarac Drive, Suite 120
                          Denver, Colorado 80237


                              W3 GROUP, INC.
                     (A Development Stage Enterprise)

                     INDEX TO FINANCIAL STATEMENTS


                            TABLE OF CONTENTS



ITEM                                                     PAGE

Report of Certified Public Accountant . . . . . . . . .  1


Balance Sheet, June 30, 1999 . . . . . . . . . . . . .   2

Statement of Operations, for the period
From January 28, 1999 to June 30, 1999 . . . . . . . .   3

Statement of Stockholders' Equity (Deficit),
From January 28, 1999 to June 30, 1999 . . . . . . . .   4

Statement of Cash Flows, for the period
From January 28, 1999 to June 30, 1999 . . . . . . . .   5

Notes to Financial Statements . . . . . . . . . . . . .  6

                        Janet Loss, C.P.A., P.C.
                      Certified Public Accountant
                  3525 South Tamarac Drive, Suite 120
                         Denver, Colorado 80237
                             (303) 220-0227




Board of Directors
W3 Group, Inc.
444 Madison Avenue, Suite 1710
New York, New York 1002




I have audited the accompanying Balance Sheet of W3 Group, Inc. (A Development Stage Enterprise) as of June 30, 1999 and the Statements of Operations, Stockholders' Equity, and Cash Flows for the period from January 28, 1999 (Inception) through June 30, 1999. My examination was made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In my opinion, the financial statements referred to above present fairly accurately, in all material respects, the financial position of W3 Group, Inc. (A Development Stage Enterprise) as of June 30, 1999, and the results of its operations and changes in its cash flows for the period from January 28, 1999 (Inception) through June 30, 1999, in conformity with generally accepted accounting principles applied on a consistent basis.








/s/Janet Loss
Janet Loss, C.P.A., P.C.


July 13, 1999

                                                                   1
                                  W3 GROUP, INC.
                    (A Development Stage Enterprise)

                             BALANCE SHEET
                             June 30, 1999

      ASSETS


CURRENT ASSETS:
  Common Stock Subscription
  Receivable                                        $    27,750

  OTHER ASSETS:

   Organizational Costs, net
   Of amortization $42                                      458

   TOTAL ASSETS                                $    28,208


                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

  Accounts payable                                  $       500

STOCKHOLDERS' EQUITY:

  Common stock, $.01 par
  Value; 10,000,000 shares
  Authorized; 2,775,000 shares
  Issued and outstanding                                 27,750

  Retained earnings (Deficit)                               (42)

   Total Stockholders' Equity                       27,708

   Total Liabilities and
   Stockholders' Equity                        $    28,208



The accompanying notes are an integral part of the financial statements.

                                                              2
                             W3 GROUP, INC.
                    (A Development Stage Enterprise)

                        STATEMENT OF OPERATIONS

            For the period from January 28, 1999 (Inception)
                         Through June 30, 1999




REVENUES:                                      $         0


OPERATING EXPENSES:

Amortization Expense                               42

   Total Operating Expenses                             42


  NET (LOSS)                                   $    (   42)

  NET (LOSS) PER
  SHARE OF COMMON STOCK                                N/A

Weighted Average
Number of shares
Outstanding                                 2,775,000













The accompanying notes are an integral part of the financial statements.

                                                              3

                             W3 GROUP, INC.
                    (A Development Stage Enterprise)

              STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

            For the period from January 28, 1999 (Inception)
                         Through June 30, 1999


                                          (Deficit)
                 Common                   Accumulated
                 Stock          Common    During the     Total
                 Number of      Stock     Development    Stockholders'
                 Shares         Amount    Stage          Equity

Balance
January 28, 1999        0       $    0    $   0          $    0

Shares issued         2,775,00       27,750        0          27,750
for cash,
April 20, 1999

Net (Loss) for
the period ended
June 30, 1999                0            0         (42)           (42)


Balance June
30, 1999              2,775,000   $  27,750    $    (42)      $   27,708

The accompanying notes are an integral part of the financial statements.

                             W3 GROUP, INC.
                    (A Development Stage Enterprise)

                        STATEMENT OF CASH FLOWS

            For the period from January 28, 1999 (Inception)
                         Through June 30, 1999

CASH FLOWS FROM OPERATING
ACTIVITIES:

Net Income (Loss)                                   $       (42)

Adjustments to Reconcile
Net (Loss) to Cash Flow From
Operating Activities:
   Increase in Common stock
   Subscription receivable                         (27,750)

Increase in organizational costs                    $      (500)

Increase in accounts payable                                500

Amortization                                                 42

  Net cash provided (Used)
By operating activities                                 (27,750)

CASH FLOWS FROM FINANCING
ACTIVITIES:

  Issuance of Common
  Stock                                                  27,750

  Net increase in Cash                                        0

CASH, BEGINNING OF PERIOD                                0

CASH, END OF PERIOD                                 $         0



The accompanying notes are an integral part of the financial statements.

                                                                   5
                             W3 Group, Inc.
                    (A Development Stage Enterprise)


                     NOTES TO FINANCIAL STATEMENTS
                             June 30, 1999


NOTE I - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Development Stage Activities

   The Company has been in the development stage since its incorporation on January 28, 1999 in the state of Delaware.

   Accounting method

   The Company records income and expenses on the accrual method.

NOTE II - CAPITALIZATION

On April 20, 1999, the Company issued 2,775,000 shares of common stock to certain parties at $.01 per share.

NOTE III - AGREEMENT AND PLAN OF SHARE EXCHANGE WITH CONCORDE STRATEGIES
           GROUP, INC.

On April 21, 1999, W3 Group, Inc. entered into an Agreement and Plan of Share Exchange with Concorde Strategies Group, Inc. subject to approval by shareholders, whereby Concorde will acquire 100 percent of the Common Stock of W3 Group, Inc. in exchange for the issuance of Common Stock of Concorde Strategies Group, Inc., at the rate of one Concorde Share for one W3 Share. W3 Group, Inc. will become a wholly owned subsidiary of Concorde and Concorde will amend its Articles of Incorporation to change its corporation name to W3 Group, Inc. Concorde's Management expects to conduct a meeting of shareholders during the second week of August 1999 to ratify the Agreement which has been approved by its Board of Directors.







                                                                   6








                             W3 GROUP, INC.

                    PRO FORMA FINANCIAL INFORMATION

                             OCTOBER 1, 1999

                             W3 GROUP, INC.
           (FORMERLY KNOWN AS CONCORDE STRATEGIES GROUP, INC.)
       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                             OCTOBER 1, 1999

                  CONCORDE    STRATEGIES     W3 GROUP, ADJUST-
ASSETS                        GROUP, INC.    INC.      MENTS     PRO FORMA
CASH                          $  1,464    25,251         -          26,715
SUBSCRIPTION RECEIVABLE              -     3,000         -           3,000
RENT RECEIVABLE                  3,394         -         -           3,394
PREPAID EXPENSES                17,625              -         -     17,625
RECEIVABLE, CONCORDE
  STRATEGIES GROUP, INC.             -     8,265   (8,265)               -
     TOTAL CURRENT ASSETS     $ 22,483    36,516   (8,265)          50,734
PROPERTY AND EQUIPMENT,NET       1,398         -         -           1,398
ORGANIZATIONAL COSTS                 -       433         -             433
DEFERRED OFFERING COSTS              -     5,000         -      5,000
NOTE RECEIVABLE                157,522         -         -         157,522
     TOTAL ASSETS              181,403    41,949   (8,265)         215,087
LIABILITIES AND
   STOCKHOLDERS'
   EQUITY (DEFICIT)
ACCOUNTS PAYABLE               107,042       500     8,265          99,277
 TOTAL CURRENT LIABILITIES     107,042       500     8,265          99,277
PAYABLES, AMERISTAR
 CAPITAL CORPORATION            99,927         -         -          99,927
STOCKHOLDERS' LOANS                  -    40,000         -          40,000
 TOTAL LONG TERM
    LIABILITIES                 99,927    40,000         -         139,927
 TOTAL LIABILITIES              99,927    40,500         -         239,204
STOCKHOLDERS' EQUITY (DEFICIT):
PREFERRED STOCK, NO PAR
   VALUE, 100,000,000
   SHARES AUTHORIZED                 -         -         -               -

SERIES B CONVERTIBLE
   PREFERRED STOCK NON-
   DIVIDEND BEARING
   1,056,000 SHARES ISSUED
   AND OUTSTANDING             791,383         -         -         791,383
SERIES B PREFERRED STOCK
   PURCHASE WARRANTS           325,600         -         -         325,600
COMMON STOCK, NO PAR
  VALUE 500,000,000 SHARES     372,834    35,750   (35,750)        372,834
   AUTHORIZED 3,401,667
   SHARES ISSUED AND
   OUTSTANDING
ADDITIONAL PAID-IN CAPITAL       1,875         -   (35,750)         37,625
DEFICIT                   (1,517,258)    (34,301)        - (1,551,559)
TOTAL STOCKHOLDERS'
   EQUITY (DEFICIT)          (25,566)      1,449         -    (24,117)
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY        $181,403      41,949    (8,265)   215,087

                          W3 GROUP, INC.
           (FORMERLY KNOWN AS CONCORDE STRATEGIES GROUP, INC.)
    PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                For the Nine Months Ended October 1, 1999

                              CONCORDE  W3 GROUP,
                              STRATEGIES     INC.      ADJUST-
                              GROUP, INC.              MENTS     PRO FORMA
REVENUES
  SALES                          837,486            -          -     837,486
  COST OF GOODS SOLD             595,713            -          -     595,713
  GROSS PROFIT                   241,773            -          -     241,773
OPERATING EXPENSES
AMORTIZATION                           -           67          -          67
ACCOUNTING AND LEGAL EXPENSES  20,297        600          -           20,897
CONSULTING SERVICES              746,284        8,000          -     754,284
DEPRECIATION                       3,495            -          -       3,495
INSURANCE                         19,638            -          -      19,638
FILING AND TRANSFER FEES           5,690          248          -       5,938
MARKETING                              -        5,000          -       5,000
MERGER & ACQUISITION COSTS             -       14,446          -      14,446
OFFICE                             2,416        1,641          -       4,057
PRINTING                               -        3,413          -       3,413
PRESS RELEASES                       533          735          -       1,268
RENT                              46,514            -          -      46,514
TELEPHONE                          7,733          150          -       7,883
COMMISSIONS                       10,188            -          -      10,188
AUTO AND TRAVEL                    8,062            -          -       8,062
ENTERTAINMENT                      3,168            -          -       3,168
BANK CHARGES, INTEREST AND
 SELLING EXPENSES                 31,529            -          -      31,529
ADVERTISING                        7,400            -          -       7,400
REPAIRS AND MAINTENANCE              729            -          -         729
WAGES AND PAYROLL TAXES           71,976            -          -      71,976
 TOTAL OPERATING EXPENSES        985,652       34,300          -   1,019,952
OPERATING (LOSS) BEFORE
 OTHER INCOME AND (EXPENSES)    (743,879)     (34,300)         -    (778,177)
OTHER INCOME AND (EXPENSES)
 EQUIPMENT RENTAL                  3,394            -          -       3,394
 INTEREST (EXPENSE)INCOME          3,982            -          -       3,982
  TOTAL OTHER INCOME               7,376            -          -       7,376
NET INCOME (LOSS) BEFORE        (736,503)     (34,300)         -    (770,803)
 PROVISION FOR INCOME TAXES
ESTIMATED PROVISION (REFUND)
 INCOME TAXES                      7,099            -          -       7,099
NET INCOME (LOSS)               (743,602)     (34,300)              (777,902)

(LOSS) PER COMMON SHARE       * (.21)                              * (.23)
WEIGHTED AVERAGE NUMBER
     OF SHARES OUTSTANDING     3,401,667                           3,401,667